UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 22, 2008

Sterling Financial Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	0-16276	23-2449551
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

101 North Pointe Boulevard, Lancaster, Pennsylvania		17601-4133
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	717-581-6030

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[x]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported, because Sterling Financial Corporation (the "Corporation") has not filed its Quarterly Report on Form 10-Q for the quarters ended March 31, 2007, June 30, 2007, and September 30, 2007, it is not in compliance with the continued listing requirements set forth in Nasdaq Marketplace Rule 4310(c)(14). Based on a plan for regaining compliance with this requirement, the Corporation presented a plan to the Nasdaq Listing Qualifications Panel (the "Panel") on June 28, 2007. The Panel, on August 14, 2007, granted the Corporation's request for continued listing of its common stock on the Nasdaq Global Select Market until November 12, 2007. On October 3, 2007, the Nasdaq Listing and Hearing Review Council (the "Council") called the Corporation's case for review. Because the Corporation was not able to satisfy the terms of its plan for regaining compliance by November 12, the Panel, on November 13, 2007, issued a decision to delist the Corporation's common stock from the Nasdaq Stock Market. However, during the pending review of the Corporation's case by the Council, the delisting decision was stayed and the Corporation's common stock continues to be listed and traded on the Nasdaq Global Select Market. On January 22, 2008, the Council granted an extension for delisting the Corporation's common stock until March 24, 2008, at which time the Corporation must be compliant with the Nasdaq continued listing requirements, or its common stock will be delisted as of March 26, 2008.

On January 28, 2008, the Corporation issued a press release reporting the receipt of the Council's decision. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Current Report on Form 8-K.

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On January 22, 2008, the Board of Directors of the Corporation, upon the recommendation of the Corporation's Corporate Governance and Nominating Committee, approved a revised Code of Ethics. The revised Code fulfills one of the Board's remedial actions to review and revise the Code, as appropriate, following the report of the independent investigation into financial irregularities at its subsidiary, Equipment Finance, LLC. The revised Code of Ethics is intended to replace the Corporation's existing Code of Ethics and is effective immediately. A copy of the Corporation's new Code of Ethics is attached to this Current Report on Form 8-K as Exhibit 14.1 and will be posted on the Corporation's website.

Item 8.01 Other Events.

As previously reported, the Corporation has entered into a definitive merger agreement with The PNC Financial Services Group Inc. The parties expect the transaction to close in the first quarter of 2008.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

14.1 Sterling Financial Corporation Revised Code of Ethics

99.1 Sterling Financial Coporation press release dated January 28, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sterling Financial Corporation

January 28, 2008	By:	J. Roger Moyer, Jr.

Name: J. Roger Moyer, Jr.
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

14.1	Sterling Financial Corporation Revised Code of Ethics
99.1	Sterling Financial Corporation press release dated January 28, 2008